UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

July 5, 2006
Date of Report (Date of Earliest Event Reported)

RACINO ROYALE, INC.
(FORMERLY K-TRONIK INTERNATIONAL CORP.)
(Exact name of Registrant as Specified in its Charter)

144 Front St. W., Ste. 700, Toronto, Ontario M5J 2L7
(Address of Principal Executive Offices)

Tel: (416) 216-8659
(Registrant's Telephone Number)

K-Tronik International Corp.
144 Front St. W., Ste. 700, Toronto, Ontario M5J 2L7
(Former Name and Address)

Nevada	000-31369	88-0436364
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[               ] Written communications pursuant to Rule 425 under the Securities Act

[               ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[               ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[               ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

As described in Item 5.03 below, the Company has changed its name to “Racino Royale, Inc.”.

As a result of this name change, the Company will commence, on July 6, 2006, trading under a new symbol on the NASD’s OTCBB.

The Company’s new trading symbol is “RCNR”.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The Company has changed its name to “Racino Royale, Inc.” to reflect its intention to engage in the business of owning or leasing race-courses and/or conduct horse-races.

The Company’s news release together with the amendment to its articles reflecting the name change, are attached as exhibits hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable. Financial statements for the Registrant are separately filed under Forms 10KSB and Forms 10QSB and can be found on the SEC’s EDGAR website at www.sec.gov.

EXHIBITS

Exhibit 10.1	Articles of Merger as filed with Secretary of State, Nevada;

Exhibit 99.1	News Release of the Company dated July 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RACINO ROYALE, INC.
(Formerly K-Tronik International Corp.)

Dated: July 5, 2006	By:	/s/ Gerry Racicot

Gerry Racicot
Director